TRANSAMERICA IDEX MUTUAL FUNDS (“TA IDEX”)
Supplement dated February 13, 2008 to the Prospectus dated March 1, 2007
TA IDEX JPMorgan Mid Cap Value
The following supplements and amends information in the fund’s prospectus under the section “Past Performance” following the table labeled “Average annual total returns as of 12/31/06”:

Note:	TA IDEX JPMorgan Mid Cap Value (“fund”) is offered solely to the TA IDEX asset allocation funds and currently is closed to new investments. However, the asset allocation funds may, among themselves, rebalance their investments in the fund as long as the rebalancing does not increase overall fund assets.
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Investors Should Retain this Supplement for Future Reference